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                                                                 EXHIBIT 10.12

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO EXEMPTIONS FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

             Void after 5:00 p.m., Pacific Time, _______________

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK
                           OF LASER POWER CORPORATION

This is to Certify that, FOR VALUE RECEIVED, _________________ or registered assigns ("Holder") is entitled to purchase, subject to the provisions of this Warrant, from LASER POWER CORPORATION, a Delaware corporation ("Company"), at any time on or after the date hereof and not later than 5:00 p.m., Pacific Time, on ______________, (the "Expiration Date") up to _________ shares of Common Stock, $0.125 par value per share, of the Company (the "Stock") at a purchase price of $3.00 per share. The number of shares of Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Stock shall be adjusted from time to time as hereinafter set forth. The shares of Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock" and the exercise price of a share of Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

         (a)     Exercise of  Warrant:   As long as at least one representative
of Holder remains a member of the Board of Directors of Laser Power Corporation and for the thirty day period following termination of the last of such Directorships for any reason, this Warrant may be exercised in whole or in part at any time or from time to time on or after the date hereof, or if such date is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, until the Expiration Date by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment in cash or cash-equivalent funds of the Exercise Price for the number of shares specified in such form, together with all federal and state taxes applicable upon such exercise. No adjustment shall be made for any dividends on any shares of Stock upon exercise of this Warrant. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Stock issuable upon such exercise, notwithstanding that the stock







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transfer books of the Company shall then be closed or that certificates representing such shares of Stock shall not then be actually delivered to the Holder.

         (b) Reservation of Shares: The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Stock as shall be required for issuance or delivery upon exercise of this Warrant. Further, the Company hereby agrees to authorize and direct its transfer agent, if any, in accordance herewith.

         (c) Fractional Shares: No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant and no payment shall be made in lieu of such fractional share.

         (d)     Assignment of  Warrant:   This Warrant may not be sold,
transferred, assigned or pledged except in a transaction permitted by Section
(m) hereof. Any permitted assignment shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed by the Holder or by Holder's duly authorized attorney or representative, accompanied by proper evidence of succession, assignment or authority to transfer, and with funds sufficient to pay any transfer tax; whereupon, the Company, without charge, shall execute and shall deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant, as of the date of issue, shall be all purposes be separable from the Stock, including for purposes of transfer. Registration of transfer of this Warranty shall be effected only on the books of the Company, upon the delivery of a duly executed Assignment Form. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Company. In the case of registration of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Company in its discretion.

         (e) Exchange or Loss of Warrant: This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Stock purchasable hereunder. This Warrant may be divided or may be combined with other warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and the denominations in which new Warrants are to be issued and signed by the holder hereof. The term "Warrant" as used herein includes any Warrants issued in substitution for or replacement of this Warrant or into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and will deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.





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         (f)     Rights of the Holder:  The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

         (g)     Anti-Dilution Provisions:
                 (1) In case the Company shall at any time or from time to time issue Stock or any other capital stock, warrants or rights by way of dividend or other distribution on any Stock of the Company or subdivide or combine the outstanding shares of Stock, the Exercise Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining shareholders entitled to receive such dividend or other distribution) or decreased in the case of such subdivision or increased in the case of such combination (on the date that such subdivision or combination shall become effective).

                 (2) Upon any adjustment of the Exercise Price, the holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise price.

         (h) Officer's Certificate: Whenever the Exercise Price shall be adjusted as required by the provisions of Section (g) hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment.

         (i) Notices to Warrant Holders: So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or make any distribution upon the Stock or (ii) if any capital reorganization of the Company, reclassification of the capital stock of the Company consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or a spin-off of assets of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least ten (10) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend or distribution, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, or spin-off is to take place and the date, if any, is to be fixed, as of which the holders of Stock of record shall be entitled to exchange their shares of Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, or spin-off.





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         (j)     Special Termination of Option: In the event of any of the
following transactions (a "Corporate Transaction"):

                 (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation.

                 (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, or

                 (iii) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger, then this option, if not previously exercised, automatically shall terminate upon the consummation of such Corporate Transaction and cease to be exercisable, unless this option is assumed by the successor corporation or parent thereof (or replaced with a comparable option to purchase shares of the capital stock of such successor corporation or parent).

         (k)     Dissolution:   If, at any time prior to the expiration of this
Warrant and prior to the exercise thereof, any dissolution, liquidation or winding up of the Company shall be proposed, the Company shall cause at lease thirty (30) days' notice to be mailed by certified mail to the registered holder of this Warrant Certificate at his address as it appears on the books of the Company. Such notice shall specify the date as of which holders of record of Stock shall participate in any distribution or shall be entitled to exchange their Stock for securities or other property, deliverable upon such dissolution, liquidation or winding up, as the case may be, to the end that, during such period of thirty (30) days, the holders of this Warrant may exercise this Warrant and purchase Stock (or other stock substituted therefor as herein before provided) and be entitled in respect of shares so purchased to all of the rights of the other holders of Stock of the Company. In case of a dissolution, liquidation or winding up of the Company, all purchase rights under this Warrant shall terminate at the close of business on the date as of which holders of record of the Stock shall be entitled to participate in a distribution of the assets of the Company in connection with such dissolution, liquidation or winding up (provided that in no event shall said date be less than thirty (30) days after completion of service by certified mail of notice as aforesaid). Any Warrant not exercised prior to such time shall be void and no rights shall exist thereunder.

         (l)     Transfer to Comply with the Securities Act of 1933:
                 (1) This Warrant, the Warrant Stock or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in compliance with the registration requirements of the Securities Act of 1933 and applicable state securities laws or an opinion of counsel satisfactory to the Company that such registration is not required, and then only against receipt of an agreement of such person to whom such offer or sale is made to





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comply with the provisions of this Section (l) with respect to any resale of other disposition of such securities.

                 (2) The Company may cause the following legend or one similar thereto to be set forth on each certificate representing this Warrant, the Warrant Stock or any other security issued or issuable upon assignment or exercise of this Warrant, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

         (m)     Certain Representations by Holder:         By acceptance of
this Warrant, the Holder hereby represents and warrants to the Company as follows:

                 (1)      Investment Intent; Capacity to Protect Interests:
The Holder is purchasing the Warrant solely for his own account for investment and not with a view to or for sale in connection with any distribution of the Warrant or the Warrant Stock, or any portion thereof, and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Warrant or the Warrant Stock or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"). The Holder also represents that the entire legal and beneficial interest of the Warrant and the Warrant Stock is being purchased, and will be held, for the Holder's account only, and neither in whole or in part for any other person. The Holder further represents to the Company that he is n "accredited investor" within the meaning of paragraph (a) of Rule 501 of Regulation D promulgated by the Securities and Exchange Commission. Holder either has a pre-existing business or personal relationship with the Company or any of its officers, directors or controlling persons or by reason of his business or financial experience of the business of financial experience of Holder's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect Holder's own interests in connection with this transaction.

                 (2)      Information Concerning Company:      The Holder has
heretofore discussed the Company and its plans, operations and financial condition with the Company's officers and has heretofore received all such information as the Holder has deemed necessary and appropriate to enable him to evaluate the financial risk inherent in making an investment in the Warrant and the Warrant Stock, and the Holder has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.





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                 (3)      Economic Risk:     The Holder realizes that the
purchase of the Warrant and the Warrant Stock will be a highly speculative investment and involves a high degree of risk, and the Holder is able, without impairing financial condition, to hold the Warrant and the Warrant Stock for an indefinite period of time and to suffer a complete loss on the Holder's investment.

                 (4)      Restricted Securities:     The Holder understands and
acknowledges that:

                          (A)    the sale of the Warrant and the Warrant Stock
has not been registered under the Act or qualified under any state securities laws, and the Warrant and the Warrant Stock must be held indefinitely unless subsequently registered under the Act and such state laws or an exemption from such registration or qualification is available and the Company is under no obligation to register the Warrant or the Warrant Stock:

                          (B)     the share certificate representing the
Warrant and the Warrant Stock will be stamped with the legends specified i Section (m) hereof; and

                          (C)     the Company will make a notation in its
records of the aforementioned restrictions on transfer and legends.


         (n)     Applicable Law:     This Warrant shall be governed by, and
construed in accordance with, the laws of the State of California, without regard to principles of conflicts of laws.

         (o)     Registration:    This Warrant and all such Warrants shall be
numbered and registered in a Warrant Register, as issued, maintained by the Company. The Company shall be entitled to treat the Holder as the owner-in-fact of this Warrant for all purposes and shall not be bound to recognize any equitable or other claim to or interest in a Warrant on the part of any other person and, further, shall not be liable for any registration or registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary, unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with actual knowledge of such facts that its participation therein amounts to bad faith.

         (p)     Payment of Taxes:    The Company will pay all documentary
stamp taxes, if any, attributable to the initial issuance of Warrant Stock upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any registration of transfer involved in the issue or delivery of this Warrant or certificates for the Warrant Stock.

         (q)     Validity:   Notwithstanding any other provision hereof, the
Company shall have no responsibility to determine the validity of the execution, delivery, assignment, or execution of this Warrant, including the genuiness of any signatures rendered with respect thereto and, further,





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shall have the right to require and receive evidence of such validity as it may, in its sole discretion, determine to be necessary or in furtherance of the provisions hereof.

         (r)     Notice:   Any notice pursuant to this Warrant given to the
Company shall be in writing, and shall be deemed to have been duly given if delivered or mailed certified mail, return receipt requested, to Laser Power Corporation, 12777 High Bluff Drive, San Diego, California 92130, Attention:
President. Any notice pursuant to this Warrant to the Holder shall be in writing, and shall be deemed to have been duly given if mailed, postage prepaid, to such Holder at such Holder's respective address on the books of the Company. The parties hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in writing to the other party.

         (s)     Benefits of this Warrant:   Nothing in this Warrant shall be
construed to give any person or entity other than the Company and the Holder hereof, any legal or equitable right, remedy or claim under this Warrant; rather, this Warrant shall be for the sole and exclusive benefit of the Company and the Holder thereof.

Date:_______________, 1997                       LASER POWER CORPORATION, a
                                                 Delaware corporation



                                                 By:___________________________




UNDERSTOOD AND ACCEPTED
this_____day of ____________, 199__



_____________________________













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                            LASER POWER CORPORATION

                                 PURCHASE FORM

               (to be executed only upon exercise of the Warrant)


         (1) The undersigned registered owner of the attached Warrant hereby elects to purchase_________________shares of the Common Stock of Laser Power Corporation, pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price of $_______________ for such shares in full.

         (2) In exercising its rights to purchase the Common Stock of Laser Power Corporation, the undersigned hereby confirms and acknowledges the investment representations and warranties made in Section (m) of the Warrant.

         (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below.


                         _____________________________
                                     (Name)

                         ______________________________
                                   (Address)

                         Name of Warrantholder:____________________

                         Signature of Warrantholder:_______________

                         By:_______________________________________

                         Title:____________________________________

                         Date:_____________________________________


         (The signature on this subscription must correspond with the name as written on the attached Warrant, without any change whatsoever.)


Attachment: Warrant





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                            LASER POWER CORPORATION

                                ASSIGNMENT FORM



         FOR VALUE RECEIVED the undersigned registered owner of the attached Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under such Warrant, with respect to the number of shares of Common Stock set forth below:

         Name and                                  Number of Shares
         Address of Assignee                       of Common Stock

         ___________________                      ___________________
         ___________________                      ___________________
         ___________________                      ___________________
         ___________________                      ___________________
         ___________________                      ___________________


and does hereby irrevocably constitute and appoint___________________ attorney-in-fact to register such transfer on the books of Laser Power Corporation maintained for the purpose, with full power of substitution in the premises.

DATED: ___________________

                 Name of Warrantholder:________________________

                 Signature of Warrantholder:___________________

                 By:___________________________________________

                 Title:________________________________________

                 Date:_________________________________________


         (The signature on this subscription must correspond with the name as written on the attached Warrant, without any change whatsoever.)


Attachment: Warrant





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                                   Schedule 1


        Directors who have been granted warrants:


        Name                              Date                   Shares


1.      Richard P. Scherer                 9/1/92                200,000

2.      William G. Fredrick, Jr.          4/24/93                 16,666
                                          12/7/96                  6,666

3.      Robert G. Klimasewski             4/24/93                 16,666
                                          12/7/96                  6,666

4.      Siegfried Meder                   4/24/93                 16,666
                                          12/7/96                  6,666

5.      John C. Stiska                    4/24/93                 16,666
                                          12/7/96                  6,666

6.      Union Miniere                     4/24/93                 50,000
                                          12/7/96                 20,000

7.      Kenneth E. Olson                  1/31/95                 16,666
                                          12/7/96                  6,666